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                                                               EXHIBIT 10.2.20

     The following lists the material differences between the Percentage Lease filed as Exhibit 10.2.1 and Exhibit 10.2.20 and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.


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                                                                                    Annual
 Exhibit       Percentage Lease                                                      Base           Percentage Rent
 Number           Description                                                        Rent              Formula
 -------       ----------------                                                     ------     -------------------------
 10.2.20       Lease Agreement dated as of August 13, 1996 by and between          $720,000    30% of room revenue up to
               Sunstone Hotel Investors, L.P., as lessor, and Sunstone                         $2,400,000, plus 60% of room revenue
               Hotel Properties, Inc., as lessee, for the Comfort Suites                       in excess of $2,400,000, plus 5% of
               Hotel located in South San Francisco, California                                Food and Beverage Revenue, if any,
                                                                                               plus 100% of sublease and concession
                                                                                               revenue and other net revenues
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